AA 3410-1                                                     Page 1 of 5


                                            Mailing Address:                                          Principal Variable
                                            P.O. Box 10431                  Principal Life            Universal Life
                                            Des Moines, IA 50306-0431       Insurance Company         Supplemental Application

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1. Print full name of Proposed Insured(s) Policy Number(s)

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     Print full name of Owner

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2. Complete the sections for:                                                            Required Sections      Optional Sections
      A.  New Business...............................................................         1, 4, 8                3, 5, 6
      B.  Adjustments to Existing Business...........................................         1, 4, 8                3, 5, 6
      C.  Term Conversions...........................................................         1, 4, 8                3, 5, 6
      D.  Adding/Changing Dollar Cost Averaging or Automatic Portfolio Rebalancing...         1, 6, 8                 (N/A)
      E.  Allocating Monthly Policy Charges..........................................         1, 4, 8                 (N/A)

          o An illustration of policy benefits, including death benefits, policy values and cash surrender values is available upon request.
          o Policy values may increase or decrease in accordance with the experience of the Separate Account.
          o The amount of duration or the death benefit may vary under specified conditions.
          o    Certain products as well as Separate  Account  Divisions or Fixed
               Accounts may impose restrictions. Refer to prospectus for detail.

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3. Telephone and Internet Authorization:
      I (We) want telephone transaction services as described in the prospectus.....
                                                                                                  Yes                     No
      I (We) want  Internet  transaction  services for the sales  representative  as described in the  prospectus.  Internet  instructions  received from the sales
      representative will be binding on all policy owners.*.........................              Yes                     No

      * The policy owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.

         If these boxes are not checked, telephone and Internet services are not available. Telephone or Internet instructions received from any joint policy owner will be binding on all owners.



4. Premium Allocation and Monthly Policy Charges:


      Allocation Premium

          Allocate premium among the Separate Account Divisions and/or Fixed Account using the chart below:

      Monthly Policy Charge

          Monthly policy charges will be allocated in the same manner as premiums unless otherwise noted.

          The Company will withdraw the monthly policy charge from the policy value in the following way (check one): ======

               ____ Prorated  based on the  balance  of the  owner's  investment accounts

               ____ As below:

      o  = Available Investment Option

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       Separate Account Divisions/Fixed                                  Products                             Premium      Policy
                Account Options                                                                              Allocation  Deduction
                                                                                                                 %           %
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
                                                Benefit   Executive   Survivorship   Variable UL   Variable
                                                Variable   Variable   Variable UL    Accumulator      UL
                                                   UL         UL                         II         Income
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
 *Fixed Account                                    o          o            o              o           o
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 Fixed DCA Account (must allocate a               N/A        N/A          N/A             o           o
 minimum of $1000 and complete the fixed
 DCA Account Allocation in Section 5)
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 AIM V.I. Aggressive Growth                         o          o           N/A           N/A          N/A
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 AIM V.I. Core Equity                              N/A        N/A           o             o            o
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 AIM V.I. Growth                                   N/A        N/A           o             o            o
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 AIM V.I. International Growth                      o          o           N/A           N/A          N/A
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 AIM V.I. Premier Equity                            o          o            o             o            o
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 American Century VP Income & Growth                o          o            o             o            o
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 American Century VP                                o          o           N/A           N/A          N/A
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 American Century VP Ultra                          o          o            o             o            o
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 American Century VP Value                          o          o            o             o            o
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 Asset Allocation (Morgan Stanley)                 N/A        N/A           o             o            o
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 Balanced                                          N/A        N/A           o             o            o
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 Bond                                               o          o            o             o            o
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 Capital Value                                      o          o            o             o            o
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 Dreyfus VIF Appreciation                           o          o           N/A           N/A          N/A
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 Dreyfus IP Core Value                              o          o           N/A           N/A          N/A
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 Dreyfus VIF Developing Leaders                     o          o           N/A            o            o
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 Dreyfus IP Founders Discovery Portfolio            o          o            o            N/A          N/A
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 Dreyfus IP Founders Growth Portfolio               o          o           N/A           N/A          N/A
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 Dreyfus VIF Quality Bond                           o          o           N/A           N/A          N/A
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 Dreyfus Socially Responsible Growth                o          o           N/A           N/A          N/A
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 Equity Growth (Morgan Stanley)                     o          o            o             o            o
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 Equity Income                                     N/A        N/A           o             o            o
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 Fidelity VIP Asset Manager                         o          o           N/A           N/A          N/A
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 Fidelity VIP Contrafund                            o          o           N/A            o            o
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 Fidelity VIP II Contrafund                        N/A        N/A           o            N/A          N/A
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 Fidelity VIP Equity-Income                         o          o            o             o            o
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 Fidelity VIP Growth                                o          o            o             o            o
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 Fidelity VIP High Income                           o          o            o             o            o
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 Fidelity VIP Mid Cap                               o          o           N/A            o            o
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 Franklin Income Securities                         o          o           N/A           N/A          N/A
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 Franklin Mutual Discovery Securities               o          o           N/A           N/A          N/A
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 Franklin Mutual Shares Securities                  o          o           N/A           N/A          N/A
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 Franklin Rising Dividends Securities               o          o           N/A           N/A          N/A
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 Franklin Small Cap Value Securities                o          o           N/A           N/A          N/A
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 Government Securities                             o          o            o              o           o
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 Growth                                             o          o            o             o            o
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 International                                      o          o            o             o            o
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 International Emerging Markets                    N/A        N/A           o             o            o
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 International SmallCap                             o          o            o             o            o
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 INVESCO VIF - Core Equity                          o          o           N/A           N/A          N/A
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 INVESCO VIF - Dynamics                             o          o            o            N/A          N/A
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 INVESCO VIF - Health Sciences                      o          o            o             o            o
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 INVESCO VIF - Small Company Growth                 o          o            o            N/A          N/A
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 INVESCO VIF - Technology                           o          o            o            N/A          N/A
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 Janus Aspen Balanced                               o          o           N/A           N/A          N/A
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 Janus Aspen Core Equity                            o          o           N/A           N/A          N/A
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 Janus Aspen Flexible Income                        o          o           N/A           N/A          N/A
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 Janus Aspen International Growth                   o          o           N/A           N/A          N/A
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 Janus Aspen Mid Cap Growth                         o          o            o            N/A          N/A
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 Janus Aspen Worldwide Growth                       o          o           N/A           N/A          N/A
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 JP Morgan Bond                                     o          o           N/A           N/A          N/A
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 JP Morgan Small Company                            o          o           N/A           N/A          N/A
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 LargeCap Blend (Federated)                         o          o            o             o            o
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 LargeCap Growth Equity (Putnam)                    o          o            o             o            o
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 LargeCap Stock Index                              N/A        N/A           o             o            o
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 LargeCap Value (Bernstein)                         o          o            o             o            o
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 LifeTime Strategic Income                         N/A        N/A          N/A            o            o
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 LifeTime 2010                                     N/A        N/A          N/A            o            o
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 LifeTime 2020                                     N/A        N/A          N/A            o            o
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 LifeTime 2030                                     N/A        N/A          N/A            o            o
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 LifeTime 2040                                     N/A        N/A          N/A            o            o
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 LifeTime 2050                                     N/A        N/A          N/A            o            o
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 Limited Term Bond                                  o          o            o             o            o
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 MFS(R)VIT Emerging Growth                           o          o           N/A           N/A          N/A
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 MFS(R)VIT MidCap Growth                             o          o           N/A           N/A          N/A
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 MFS(R)VIT New Discovery                             o          o           N/A            o            o
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 MFS(R)VIT Value                                     o          o           N/A           N/A          N/A
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 MidCap                                             o          o            o             o            o
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 MidCap Growth (Dreyfus)                            o          o            o             o            o
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 MidCap Value (Neuberger Berman)                    o          o            o             o            o
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 Money Market                                       o          o            o             o            o
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 Neuberger Berman AMT Guardian                      o          o           N/A           N/A          N/A
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 Putnam VT Growth & Income                          o          o           N/A           N/A          N/A
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 Putnam VT International Equity                     o          o           N/A           N/A          N/A
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 Putnam VT Voyager                                  o          o            o            N/A          N/A
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 Real Estate Securities                             o          o            o             o            o
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 SmallCap                                           o          o            o             o            o
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 SmallCap Growth (UBS Global Asset Mgmt.)           o          o            o             o            o
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 SmallCap Value (J.P. Morgan)                       o          o            o             o            o
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 Vanguard VIF Balanced                              o          o           N/A           N/A          N/A
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 Vanguard VIF Equity Index                          o          o           N/A           N/A          N/A
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 Vanguard VIF MidCap Index                          o          o           N/A           N/A          N/A
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 Wells Fargo VT Asset Allocation                    o          o            o             o            o
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 Wells Fargo VT Equity Income                       o          o            o             o            o
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 Wells Fargo VT Large Company Growth                o          o            o             o            o
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                                                                                                             -----------------------
                                The sum of the percentages for all Divisions must equal 100%.

* If allocated to the Fixed Account and you are not requesting Scheduled Transfers, please explain:

5.    Fixed DCA Account Allocation


For           Net Premiums allocated to the Fixed DCA Account earn interest at
Variable      rates we determine. Interest rates on the Fixed DCA Account will
Universal     likely be higher than interest rates on the Fixed Account. Funds
Life II       are only transferred out of the Fixed DCA Account on a monthly
and VUL       basis over a 6-month or 12-month period.
Income        Only 1 Fixed DCA Account can be in effect and must be chosen at
Only          issue.  The sum of the percentages for all the divisions must equal 100%.

                 DCA Duration -      6 Month         12 Month

                          Transfer from Fixed DCA Account to:
                          Division                  Percent                               Division                    Percent
        1.                                                    %         5.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        2.                                                    %         6.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        3.                                                    %         7.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        4.                                                    %         8.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------

            Allocation Percentages under the Fixed DCA Account will move to the Money Market Division for any premiums or Monthly Policy Charges effective after the DCA Duration.

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6.    Scheduled Transfer Options: (You may choose Scheduled Transfers (Dollar
      Cost Averaging) and/or Automatic Portfolio Rebalancing.) (Whole Percentages Only) The sum of the percentages for all the divisions must equal 100%.

      There are limitations for scheduled transfers, refer to the product prospectus for applicable restrictions.

___ Scheduled Transfers - Allows for transfer of money between Divisions and/or Fixed Account on a scheduled basis.

      Frequency: __ Monthly   __ Quarterly    __ Semiannually  __ Annually

                                Initial Transfer Date      /       /
                                                      -----  ------  -------
                                                       M       D       YR
                                       (not available on 29, 30, or 31 of month)
----------------------------------------------------------------------------

                             Transfer Out (-)                                             Transfer In (+)
======
                   Division             Amount       Percent                      Division               Amount       Percent
                   --------             ------       -------                      --------               ------       -------
======
            1.                      $                          %           1.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            2.                      $                          %           2.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            3.                      $                          %           3.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            4.                      $                          %           4.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            5.                      $                          %           5.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            6.                      $                          %           6.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------

            Automatic Portfolio Rebalancing - This feature allows for maintaining the investment allocation that was originally established. It allows for rebalancing annually, semiannually, fiscal quarter or quarterly. (Rebalancing not available for the Fixed Account).

            Also, you may elect to rebalance upon request if you contact the Home Office.

            Frequency: Select one from each Category A and B:

            A. __ Quarterly __ Semiannually __ Annually __ Fiscal Quarter
======
            B. __ Based on Policy Date  __ Specified future date    /     /
======                                                           ---  ---  ----
                                                                  M    D     YR
                                       (not available on 29, 30, or 31 of month)
               __ Based on Premium Allocation Percentage

            Division Options:  Rebalance my contract in the following way:
                               -------------------------------------------

                          Division                  Percent                               Division                    Percent
======
        1.                                                   %         4.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        2.                                                   %         5.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        3.                                                   %         6.                                                     %
======      --------------------------------------  ----------             ----------------------------------------   ---------

7.    Fraud Notices:

      Arkansas: Any person who knowingly and with intent to defraud any insurance company or other person submits a statement of claim or any application form containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime. Such actions may be considered felonies and subject to criminal and civil penalties, including imprisonment and fines. In New York, civil penalties cannot exceed five thousand dollars and the stated value of the claim for each such violation.

      Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

      District of Columbia/Tennessee: WARNING: IT IS A CRIME TO PROVIDE FALSE, MISLEADING, OR INCOMPLETE INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES AND DENIAL OF INSURANCE BENEFITS.

      Kentucky/Maine: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

      Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

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8.    Signature
      I have read this application, which will be attached to and become a part of the policy, and have had the opportunity to read the prospectuses. I authorize the instructions in this application. I have been given the opportunity to ask questions regarding this policy, and they have been answered to my satisfaction. I understand the investment objectives of the Separate Accounts Divisions, Fixed Account and/or Fixed DCA Account for which I am applying and believe they fit with my investment objective(s). All of the statements in this application are true and complete to the best of my knowledge and belief and are the basis of any life insurance issued.
      CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

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                           Print Name of Owner
------

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             Authorized Signature/Title of Authorized Person

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           2nd Authorized Signature (if joint)/
                Title of Authorized Person

      To be completed by the Registered Representative:

      Signed at
                ----------------------------------------------------
                       City             State            Date

Signature
          -------------------------------------------------

[GRAPHIC OMITTED]

                                                  Mailing Address:                Princor Financial
                                                  Des Moines, IA 50392-0001       Services Corporation        New Account Form

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
  Principal Mutual Funds or Principal Investors Mutual Funds         Principal Variable Life Insurance
  Non-Proprietary Mutual Funds                                       Income IRA                        Update Suitability Only
  Brokerage Account (including Principal Passage Accounts)           Managed Accounts (Princor Investment Advisory Agreement must
  Non-Proprietary (Non-Principal Life) Variable Annuity or             be included for SEI and Managers Funds)
 Variable Life
  Principal Variable Annuity Contract                                Other
                                                                             -------------------------------------------------------

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
  A.    Account Owner Information          (Additional owners' information can be provided on a separate piece of paper)

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 Owner Name                                                          Joint Owner or  Custodian Name (Please check if applicable)
===================================================================

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                                                                   -----------------------------------------------------------------
 Date of Birth            Soc. Sec. No. or Fed. Tax I.D. No.        Date of Birth           Soc. Sec. No. or Fed. Tax I.D. No.
==========================

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                                                                   -----------------------------------------------------------------
 Marital Status   Citizenship/Domicile                              Marital Status  Citizenship/Domicile
==================
  Single            U.S.                                             Single           U.S.
==================
  Married           Non-U.S. (country                             )  Married          Non-U.S. (country                            )
==================                     --------------------------                                        --------------------------
                        Resident Alien      Non-Resident Alien                            Resident   Alien    Non-Resident    Alien
                       (W-8)                                                             (W-8)
==================

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                                                                   -----------------------------------------------------------------
 Physical Address (P.O. Box, mail drop locations cannot be          Physical Address (P.O. Box, mail drop locations cannot be
 accepted)                                                          accepted)
===================================================================

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 Mailing Address (if different from Physical Address)               Mailing Address (if different from Physical Address)
===================================================================

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 City                                 State    Zip                  City                                State    Zip


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 Daytime Phone                                                      Daytime Phone
===========================================
 (         )                                                        (        )
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 Employment Status                                                  Employment Status
===================================================================
  Employed     Retired     Unemployed     Student                    Employed     Retired     Unemployed     Student
===================================================================
  Other (explain)                                                    Other (explain)
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 Name and Address of Employer                                       Name and Address of Employer
===================================================================

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 Occupation (if not currently employed, last occupation)            Occupation (if not currently employed, last occupation)
===================================================================

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 Is any  Owner(s)  a senior  military,  governmental  or  political  figure in a  non-U.S.  country  or  closely
 associated with or an immediate family member of such an official?.............................................     Yes*   No
-------------------------------------------------------------------------------------------------------------------

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 Is any Owner(s) or any member of their immediate  family  affiliated or employed by a member company of a stock
 exchange or the NASD?..........................................................................................     Yes*   No

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 Is any Owner(s) now or ever been a corporate officer or director or own 10% of any corporate stock?............     Yes*   No

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 *If Yes has been checked on any of the above questions please provide the Name,
 Relationship to Owner, Name of B/D or Company, Address of Company and Position on a separate piece of paper.

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  B.    Your Investment Goals (Suitability)
========
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 We collect this information to better serve your needs and to help determine whether an investment is right for you. Industry regulations require this information be obtained. If Joint Account, financial and suitability information can be combined.
 (Corporate/Trust Applicants must also complete areas designated*)
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 If purchasing a Variable Life Product, your primary investment objective must be Death Benefit.
 If purchasing a Variable Annuity, your primary investment objective must be Long-term retirement income.
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 Investment Objectives*                                     Risk Tolerance*            Investment Experience (years)
  Capital Preservation      Growth      Tax Advantaged       Low          High          0 - 5                  11 or more
  Income                    Income & Growth                  Moderate                   6 - 10


-------------------------------------------------------------------------------------- ---------------------------------------------
                                                                                      -
 Estimated Annual Income*                                   Federal Tax Bracket*       Net Worth* (not including residence)
-----------------------------------------------------------
  $0 - $24,999              $250,000 - $499,999              0%           28%           $0 - $24,999           $250,000 - $499,999
  $25,000 - $49,999         $500,000 - $1 million            10%          33%           $25,000 - $49,999      $500,000 - $1 million
  $50,000 - $99,999         over $1 million                  15%          35%           $50,000 - $99,999      over $1 million
  $100,000 - $249,999                                        25%                        $100,000 - $249,999

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  C. Source of Funds Key: MF = Mutual Fund, VA = Variable Annuity, VL = Variable
Life
========
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  Current Income/Salary Reduction/Personal Savings               In Kind Transfer
================================================================
  Liquidation of one Investment:        MF     VA     VL     to purchase another Product:     MF      VA     VL
---------------------------------------
  Other (please specify)
                              ------------------------------------------------------------------------------------------------------

MM 1542-10                                                  Page 2 of 2

  D.    Processing Your Transaction (Broker Dealer Services Transactions Only)
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
 Registration (Check only one)    *Additional paperwork required
  Individual                                 Corporation*            Retirement Plan*                Estate*
  Joint/rights of Survivorship               Partnership*            Investment Club*                Trust*
  Tenants in Common*                         Custodian               Transfer on Death*              Other
                                                                                                              ----------------------

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 Account Type:              Cash             Margin (additional paperwork required)        Option (additional paperwork required)
                            Cash Management                                                Tax Exempt Cash Management

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  Hold proceeds of                  Remit proceeds to address of record.
      sales in sweep account           Semi-Monthly  Bi-Monthly  Semi-Annually  Monthly  Quarterly  Annually

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 Interest/Dividend Option (choose 1):  Hold in the account  Remit to owner on                         Sweep into MM Fund
                                                                                      --------------                           -----

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  E.    Customer Acknowledgement
------------------------------------------------------------------------------------------------------------------------------------

o I acknowledge that I have received and reviewed an appropriate and current prospectus for each investment (stock, bonds and certain types of transfers do not require a prospectus). If applicable, the prospectus explained surrender charges applicable to the product, any share classes and possible reduced sales charges for the various mutual funds.
o I understand that I may incur a front-end sales charge, contingent deferred sales charge, or surrender charges if I switch or replace products.
o For investment advisory products, I acknowledge that I received and reviewed the appropriate Form ADV.
o I have been given the opportunity to ask questions regarding my account and investments. Questions have been answered to my satisfaction. I understand investments will fluctuate in value, and the principal may be worth less than the amount originally invested. I further understand that past performance is not a guarantee of future returns.
o I acknowledge receiving a copy of the Customer Agreement that contains a pre-dispute arbitration.
o I acknowledge receiving a Privacy Notice on behalf of Princor and other companies of the Principal Financial Group.
o I understand that my Registered Representative may change broker dealer affiliations at some time in the future. I acknowledge and agree that Princor Financial Services Corporation may transfer my account(s) to such new broker dealer upon request by the Registered Representative without prior notification to me.
o I understand that federal law requires Princor to obtain, verify and record information that identifies each customer opening a new account. Princor may ask for identifying information and to see a driver's license or other documents. Princor may also check databases or take other steps to verify my identity.
o I acknowledge that my Registered Representative explained the reduced front-end sales charges that may be available with breakpoints, letters of intent, rights of accumulation, exchanges and reinstatements. I was also given the opportunity to explain other holdings I have in the fund family and other eligible investments as well as holdings in any related accounts.
o I understand that I should consult with my financial and tax advisor before investing in any 529 plan or contact my state tax division for more information concerning the federal and state tax benefits associated with investing in the Plan. Some states offer favorable tax treatment and other benefits to their residents only if they invest in the state's own Qualified Tuition Program.
o I acknowledge that my Registered Representative disclosed to me that securities are not FDIC insured, may lose value, are not guaranteed by the financial institution and are not required as a condition of receiving credit approval from the financial institution.

  F. Tax Number Certification (Broker Dealer Services and Mutual Fund Transactions Only)
 -------------------------------------------------------------------------------
 (The Internal Revenue Service (IRS) does not require your consent to any provision of this document other than the certifications required to avoid backup withholding) I certify under penalties of perjury:
1. The number shown on this form is my correct taxpayer identification number (or I have applied and am waiting for a number to be issued), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.   I am a U.S. person (including a U.S. resident alien).
 Certification instructions: You must cross through item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification but you must provide your correct TIN.

  G. Signatures - All signees certify that the information provided on this form is true and accurate

------------------------------------------------------------------------------------------------------------------------------------
 Sign below exactly as your name appears on this form. For joint registration, all owners must sign.
------------------------------------------------------------------------------------------------------------------------------------
 Customer's Soc. Sec. No. or Fed. Tax I.D. No.                     Customer's Account Number

------------------------------------------------------------------------------------------------------------------------------------
 Customer's Printed Name                     Customer's Signature                        Date (MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------
 Joint Account Owner's Printed Name          Joint Account Owner's Signature             Date (MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------
 Registered Representative's Printed Name    Registered Representative's Signature       RR Detail Code        Percent

------------------------------------------------------------------------------------------------------------------------------------
 Registered Representative's Printed Name    Registered Representative's Signature       RR Detail Code        Percent

------------------------------------------------------------------------------------------------------------------------------------
 Registered Principal's Printed Name         Registered Principal's Signature            Date (MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------

MM 1542-10

Customer Agreement -
This Customer Agreement is between the Account Owner(s) (referred to as I) and Princor Financial Services Corporation (referred to as You).

------------------------------------------------------------------------------------------------------------------------------------

1. Provisions in the event of Failure to Pay or Deliver                10. Joint Accounts
   If I do not, on or before the  settlement  date,  pay in full           This is a joint account,  unless we notify you otherwise
   for any security  purchased  for the account,  or deliver any           and required  documentation  is provided,  the brokerage
   security sold for such account,  you are authorized  (subject           account(s)  shall be held by us  jointly  with  right of
   to  the  provisions  of  any  applicable  statute,   rule  or           survivorship  (payable to either or the survivor of us).
   regulation).                                                            Each  joint  tenant  irrevocably  appoints  the other as
   a) until  payment  or  delivery  is made in full,  to pledge,           attorney-in-fact  to  take  all  action  on  his  or her
   repledge,  hypothecate or rehypothecate,  without notice, any           behalf and to  represent  him or her in all  respects in
   or all securities or commodities or any other  property,  for           connection  with  this  Agreement.  You  shall  be fully
   the sum then due or for a greater or lesser  sum and  without           protected  in acting  but shall not be  required  to act
   retaining in your  possession and control for delivery a like           upon the  instructions  of either joint tenant.  Each of
   amount of similar  securities,  and/or (b) to sell any or all           us shall be liable,  jointly and  individually,  for any
   securities  which you may hold for me (either  individual  or           amounts due to you pursuant to this  Agreement,  whether
   jointly  with  others),  or to  buy  any  or  all  securities           incurred by either or both of us.
   required to make  delivery for the account,  or to cancel any
   or all outstanding orders or commitments for the account.          11. Address
                                                                           Communications  may be sent to me at the current address
2. Cancellation Provisions                                                 which  is on  file  at your  office,  or at  such  other
   You are  authorized,  in  your  discretion,  should  I die or           address  as may  hereafter  be given to you in  writing.
   should  you for any reason  whatever  deem it  necessary  for           All communications so sent, whether by mail,  telegraph,
   your  protection,  without notice,  to cancel any outstanding           messenger  or  otherwise,  shall be  deemed  given to me
   orders  in order to close  out the  accounts,  in whole or in           personally, whether actually received or not.
   part, or to close out any commitment made on my behalf.
                                                                      12. Recording Conversations
3. General Provisions                                                      I  understand  and agree that for our mutual  protection
   Any sale,  purchase or cancellation  authorized hereby may be           you  may  electronically  record  any of  our  telephone
   made  according to your  judgment and at your  discretion  on           conversations.
   the  exchange  or other  market  where such  business is then
   usually transacted,  or at public auction, or at private sale      13. ARBITRATION DISCLOSURES
   without  advertising  the same and without any notice,  prior           *ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
   tender,  demand or call;  and you may  purchase  the whole or           *THE  PARTIES ARE WAIVING  THEIR RIGHT TO SEEK  REMEDIES
   any  part  of  such   securities   free  from  any  right  of           IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL.
   redemption,  and I shall remain liable for any deficiency. It           *PRE-ARBITRATION  DISCOVERY  IS  GENERALLY  MORE LIMITED
   is further understood that any notice,  prior tender,  demand           THAN AND DIFFERENT FROM COURT PROCEEDINGS.
   or call  from you  shall  not be  considered  a waiver of any           *THE  ARBITRATORS'  AWARD  IS NOT  REQUIRED  TO  INCLUDE
   provision of this agreement.                                            FACTUAL  FINDINGS  OR LEGAL  REASONING  AND ANY  PARTY'S
                                                                           RIGHT OR APPEAL OR TO SEEK  MODIFICATION  OF  RULINGS BY
4. Successors                                                              THE ARBITRATORS IS STRICTLY LIMITED.
   This agreement and its  provisions shall be continuous, and             *THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A
    shall inure to the benefit of your present organization, and           MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH
    any successor organization or assigns, and shall be binding            THE SECURITIES INDUSTRY.
    upon me and/or the estate, executors, administrators and assigns.
                                                                       14. AGREEMENT TO ARBITRATE CONTROVERSIES
5. Age                                                                     IT IS AGREED  THAT ANY  CONTROVERSY  BETWEEN  US ARISING
   I, if an individual, represent that I am of full age.                   OUT OF YOUR BUSINESS OR THIS AGREEMENT, SHALL BE
                                                                           SUBMITTED TO ARBITRATION CONDUCTED BEFORE THE NATIONAL
6. Interest in Account                                                     ASSOCIATION   OF   SECURITIES   DEALERS   INC.   AND  IN
   I am the only party with an interest in any of the accounts             ACCORDANCE WITH ITS RULES. ARBITRATION MUST BE COMMENCED
   with you unless such interest is revealed in the title of               BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR
   such account and in any case the interest indicated in such            ARBITRATION OR A WRITTEN NOTICE OF INTENTION TO ARBITRATE.
    title.
                                                                           NO PERSON  SHALL  BRING A PUTATIVE  OR  CERTIFIED  CLASS
7. Orders and Statements                                                   ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY
   Reports of the execution of orders and statements of the                PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON
   account shall be conclusive if not objected to in writing.              WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR
   The former within two days and the latter within ten days,              WHO IS A MEMBER OF A PUTATIVE CLASS ACTION WHO HAS NOT
   after forwarding by you to me by mail or otherwise.                     OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIM
                                                                           ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL;  (I) THE
8. Force Majeure                                                           CLASS CERTIFICATION IS DENIED; (II) THE CLASS ACTION IS
   You shall not be liable for loss or delay caused directly or            DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE
   indirectly by war, natural disasters, government                        CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN
   restrictions, exchange or market rulings or other conditions            AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF
   beyond your control.                                                    ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT
                                                                           STATED HEREIN.
9. Fees and Charges
   I agree to the fees and charges on the fee schedule received by me. You may change the fee schedule from time to time. I agree that securities held within my account may be sold to offset any fee obligation related to my account, including expenses incurred by Princor in selling securities to offset the fee obligation. In the alternative, I may pay these fees by separate check if I prefer. The check must be received by you within 30 days from the date of the debt obligation is created. If my check is not received within 30 days, you will satisfy the fee obligation by selling securities held in my money market account or, if none, the security with least consequences to client. Commissions and ticket charges will be assessed if liquidation occurs.
-----------------------------------------------------------------

Securities are offered through Princor Financial Services Corporation, a member of the Principal Financial Group(R), 711 High Street, Des Moines, Iowa 50392. Princor Financial Services Corporation member SIPC. 800-247-4123

                                  Customer Copy



AA 3410 S-1


                                            Mailing Address:                                          Principal Variable
                                            P.O. Box 10431                  Principal Life            Universal Life
                                            Des Moines, IA 50306-0431       Insurance Company         Supplemental Application

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1. Print full name of Proposed Insured(s) Policy Number(s)

=====-------------------------------------------------------------------------------------------------------------------------------
     Print full name of Owner

=====-------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
2. Complete the sections for:                                                           Required Sections       Optional Sections

      A.  New Business...............................................................       1, 4, 5, 8               3, 6, 7
      B.  Adjustments to Existing Business...........................................       1, 4, 5, 8               3, 6, 7
      C.  Term Conversions...........................................................       1, 4, 5, 8               3, 6, 7
      D.  Adding/Changing Dollar Cost Averaging or Automatic Portfolio Rebalancing...       1, 4, 7, 8                (N/A)
      E.  Allocating Monthly Policy Charges..........................................       1, 4, 5, 8                (N/A)


          o An illustration of policy benefits, including death benefits, policy values and cash surrender values is available upon request.

          o Policy values may increase or decrease in accordance with the experience of the Separate Account.

          o The amount of duration or the death benefit may vary under specified conditions.

          o    Certain products as well as Separate  Account  Divisions or Fixed
               Accounts may impose restrictions. Refer to prospectus for detail.

------------------------------------------------------------------------------------------------------------------------------------

3. Telephone and Internet Authorization:
      I (We) want telephone transaction services as described in the prospectus.....              Yes                     No
      I (We) want  Internet  transaction  services for the sales  representative  as described in the  prospectus.  Internet  instructions  received from the sales
      representative will be binding on all policy owners.*.........................              Yes                     No

      * The policy owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.

         If these boxes are not checked, telephone and Internet services are not available. Telephone or Internet instructions received from any joint policy owner will be binding on all owners.

AA 3410 S-1                                                   Page 2 of 6
--------------------------------------------------------------------------------

4. Your Investment Goals (Suitability): We collect this information to better serve your needs and to help determine whether an investment is right for you. Industry regulations require this information be obtained. If Joint Account, financial and suitability information can be combined. (Corporate/Trust Applicants must also complete areas designated*)
======
--------------------------------------------------------------------------------

      If purchasing a Variable Life Product, your primary investment objective must be Death Benefit.

      If purchasing a Variable Annuity, your primary investment objective must be Long-term retirement income.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SELECT ONE OPTION IN EACH AREA BELOW
------------------------------------------------------------------------------------------------------------------------------------
     Investment Objectives*                                                 Risk Tolerance*
      Capital Preservation           Growth         Tax Advantaged           Low                           High
      Income                         Income & Growth                         Moderate

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ---------------------------------------------------------
     Investment Experience (years)                                          Estimated Annual Income*
      0 - 5                          11 or more                              $0 - $24,999                  $250,000 - $499,999
      6 - 10                                                                 $25,000 - $49,999             $500,000 - $1 million

                                                                             $50,000 - $99,999             over $1 million
===========================================================================
                                                                             $100,000 - $249,999
===========================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ---------------------------------------------------------
     Federal Tax Bracket*                                                   Net Worth* (not including residence)
      0%                             28%                                     $0 - $24,999                  $250,000 - $499,999
      10%                            33%                                     $25,000 - $49,999             $500,000 - $1 million
      15%                            35%                                     $50,000 - $99,999             over $1 million
      25%                                                                    $100,000 - $249,999

------------------------------------------------------------------------------------------------------------------------------------

AA 3410 S-1                                                   Page 3 of 6
--------------------------------------------------------------------------------

5. Premium Allocation and Monthly Policy Charges:


      Allocation Premium

          Allocate premium among the Separate Account Divisions and/or Fixed Account using the chart below:

      Monthly Policy Charge

          Monthly policy charges will be allocated in the same manner as premiums unless otherwise noted.

          The Company will withdraw the monthly policy charge from the policy value in the following way (check one): ======

           ___ Prorated based on the balance of the owner's investment accounts

           ___ As below:

      o  = Available Investment Option

------------------------------------------------------------------------------------------------------------------------------------
       Separate Account Divisions/Fixed                                  Products                             Premium      Policy
                Account Options                                                                              Allocation  Deduction
                                                                                                                 %           %
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                Benefit   Executive   Survivorship   Variable UL   Variable
                                                Variable   Variable   Variable UL    Accumulator      UL
                                                   UL         UL                         II         Income
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 *Fixed Account                                    o          o            o              o           o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fixed DCA Account (must allocate a               N/A        N/A          N/A             o           o
 minimum of $1000 and complete the fixed
 DCA Account Allocation in Section 5)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Aggressive Growth                         o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Core Equity                              N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Growth                                   N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. International Growth                      o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Premier Equity                            o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 American Century VP Income & Growth                o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 American Century VP                                o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 American Century VP Ultra                          o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 American Century VP Value                          o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Asset Allocation (Morgan Stanley)                 N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Balanced                                          N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Bond                                               o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Capital Value                                      o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus VIF Appreciation                           o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus IP Core Value                              o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus VIF Developing Leaders                     o          o           N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus IP Founders Discovery Portfolio            o          o            o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus IP Founders Growth Portfolio               o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus VIF Quality Bond                           o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Socially Responsible Growth                o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Equity Growth (Morgan Stanley)                     o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income                                     N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Asset Manager                         o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Contrafund                            o          o           N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Contrafund                        N/A        N/A           o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income                         o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Growth                                o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP High Income                           o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Mid Cap                               o          o           N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Income Securities                         o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Mutual Discovery Securities               o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Mutual Shares Securities                  o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Rising Dividends Securities               o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Franklin Small Cap Value Securities                o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Government Securities                             o          o            o              o           o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Growth                                             o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 International                                      o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 International Emerging Markets                    N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 International SmallCap                             o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 INVESCO VIF - Core Equity                          o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 INVESCO VIF - Dynamics                             o          o            o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 INVESCO VIF - Health Sciences                      o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 INVESCO VIF - Small Company Growth                 o          o            o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 INVESCO VIF - Technology                           o          o            o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Balanced                               o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Core Equity                            o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Flexible Income                        o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen International Growth                   o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Mid Cap Growth                         o          o            o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Janus Aspen Worldwide Growth                       o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 JP Morgan Bond                                     o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 JP Morgan Small Company                            o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LargeCap Blend (Federated)                         o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LargeCap Growth Equity (Putnam)                    o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LargeCap Stock Index                              N/A        N/A           o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LargeCap Value (Bernstein)                         o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LifeTime Strategic Income                         N/A        N/A          N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LifeTime 2010                                     N/A        N/A          N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LifeTime 2020                                     N/A        N/A          N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LifeTime 2030                                     N/A        N/A          N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LifeTime 2040                                     N/A        N/A          N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LifeTime 2050                                     N/A        N/A          N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Limited Term Bond                                  o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MFS(R)VIT Emerging Growth                           o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MFS(R)VIT MidCap Growth                             o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MFS(R)VIT New Discovery                             o          o           N/A            o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MFS(R)VIT Value                                     o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MidCap                                             o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MidCap Growth (Dreyfus)                            o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MidCap Value (Neuberger Berman)                    o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Money Market                                       o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Neuberger Berman AMT Guardian                      o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Putnam VT Growth & Income                          o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Putnam VT International Equity                     o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Putnam VT Voyager                                  o          o            o            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate Securities                             o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 SmallCap                                           o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 SmallCap Growth (UBS Global Asset Mgmt.)           o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 SmallCap Value (J.P. Morgan)                       o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Vanguard VIF Balanced                              o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Vanguard VIF Equity Index                          o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Vanguard VIF MidCap Index                          o          o           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Wells Fargo VT Asset Allocation                    o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Wells Fargo VT Equity Income                       o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Wells Fargo VT Large Company Growth                o          o            o             o            o
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             -----------------------
                                The sum of the percentages for all Divisions must equal 100%.
------------------------------------------------------------------------------------------------------------------------------------

* If allocated to the Fixed Account and you are not requesting Scheduled Transfers, please explain:

AA 3410 S-1                                                   Page 5 of 6
--------------------------------------------------------------------------------

6.    Fixed DCA Account Allocation


For         Net Premiums allocated to the Fixed DCA Account earn interest at
Variable    rates we determine. Interest rates on the  Fixed DCA Account will
Universal   likely be higher than interest rates on the Fixed Account. Funds are
Life II and only transferred out of the Fixed DCA Account on a monthly basis
VUL Income  over a 6-month or 12-month period.
Only        Only 1 Fixed DCA Account can be in effect and must be chosen at issue. The sum of the percentages for all the divisions must equal
            100%.

              DCA Duration -   __ 6 Month   __ 12 Month

                          Transfer from Fixed DCA Account to:

                          Division                  Percent                               Division                    Percent

        1.                                                   %         5.                                                      %
            --------------------------------------  ----------             ----------------------------------------   ---------
        2.                                                   %         6.                                                      %
            --------------------------------------  ----------             ----------------------------------------   ---------
        3.                                                   %         7.                                                      %
            --------------------------------------  ----------             ----------------------------------------   ---------
        4.                                                   %         8.                                                      %
            --------------------------------------  ----------             ----------------------------------------   ---------

            Allocation Percentages under the Fixed DCA Account will move to the Money Market Division for any premiums or Monthly Policy Charges effective after the DCA Duration.

--------------------------------------------------------------------------------

7. Scheduled Transfer Options: (You may choose Scheduled Transfers (Dollar Cost Averaging) and/or Automatic Portfolio Rebalancing.) (Whole Percentages Only) The sum of the percentages for all the divisions must equal 100%.

      There are limitations for scheduled transfers, refer to the product prospectus for applicable restrictions.

            Scheduled Transfers - Allows for transfer of money between Divisions and/or Fixed Account on a scheduled basis.

            Frequency:   __ Monthly  __ Quarterly   __ Semiannually  __ Annually

                               Initial Transfer Date      /       /
                                                    -----  ------  -------
                                                      M       D       YR
                                       (not available on 29, 30, or 31 of month)
----------------------------------------------------------------------------

                             Transfer Out (-)                                             Transfer In (+)
======
                   Division             Amount       Percent                      Division               Amount       Percent
                   --------             ------       -------                      --------               ------       -------
======
            1.                      $                          %           1.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            2.                      $                          %           2.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            3.                      $                          %           3.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            4.                      $                          %           4.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            5.                      $                          %           5.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------
            6.                      $                          %           6.                      $                            %
======        --------------------    ------------  ----------                --------------------   --------------   ---------

            Automatic Portfolio Rebalancing - This feature allows for maintaining the investment allocation that was originally established. It allows for rebalancing annually, semiannually, fiscal quarter or quarterly. (Rebalancing not available for the Fixed Account).

            Also, you may elect to rebalance upon request if you contact the Home Office.

            Frequency: Select one from each Category A and B:
======
            A. Quarterly Semiannually Annually Fiscal Quarter
======
            B. __ Based on Policy Date  __ Specified future date     /    /
======                                                           ---  ---  -----
               __ Based on Premium Allocation Percentage          M    D     YR
                                       (not available on 29, 30, or 31 of month)

            Division Options:  Rebalance my contract in the following way:
                               -------------------------------------------

                          Division                  Percent                               Division                    Percent
        1.                                                    %         4.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        2.                                                    %         5.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------
        3.                                                    %         6.                                                     %
            --------------------------------------  ----------             ----------------------------------------   ---------

AA 3410 S-1                                                   Page 6 of 6

--------------------------------------------------------------------------------

8.    Signature
      I have read this application, which will be attached to and become a part of the policy, and have had the opportunity to read the prospectuses. I authorize the instructions in this application. I have been given the opportunity to ask questions regarding this policy, and they have been answered to my satisfaction. I understand the investment objectives of the Separate Accounts Divisions, Fixed Account and/or Fixed DCA Account for which I am applying and believe they fit with my investment objective(s). All of the statements in this application are true and complete to the best of my knowledge and belief and are the basis of any life insurance issued.
      CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

---------------------------------------------------------------------
                           Print Name of Owner


---------------------------------------------------------------------

             Authorized Signature/Title of Authorized Person

------------------------------------------------------------

           2nd Authorized Signature (if joint)/
                Title of Authorized Person


      To be completed by the Registered Representative:

      Signed at
                 ----------------------------------------------------
                       City             State            Date

Signature
           -------------------------------------------------

MM 1542-10                                                  Page 1 of 2
[GRAPHIC OMITTED]

                                                  Mailing Address:                Princor Financial
                                                  Des Moines, IA 50392-0001       Services Corporation        New Account Form

------------------------------------------------------------------------------------------------------------------------------------
  Principal Mutual Funds or Principal Investors Mutual Funds         Principal Variable Life Insurance
  Non-Proprietary Mutual Funds                                       Income IRA                        Update Suitability Only
  Brokerage Account (including Principal Passage Accounts)           Managed Accounts (Princor Investment Advisory Agreement must
  Non-Proprietary (Non-Principal Life) Variable Annuity or             be included for SEI and Managers Funds)
   Variable Life
  Principal Variable Annuity Contract                                Other
                                                                             -------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  A.    Account Owner Information          (Additional owners' information can be provided on a separate piece of paper)

------------------------------------------------------------------------------------------------------------------------------------
 Owner Name                                                          Joint Owner or  Custodian Name (Please check if applicable)
===================================================================

-------------------------------------------------------------------
                                                                   -----------------------------------------------------------------
 Date of Birth            Soc. Sec. No. or Fed. Tax I.D. No.        Date of Birth           Soc. Sec. No. or Fed. Tax I.D. No.
==========================

-------------------------------------------------------------------
                                                                   -----------------------------------------------------------------
 Marital Status   Citizenship/Domicile                              Marital Status  Citizenship/Domicile
==================
  Single            U.S.                                             Single           U.S.
==================
  Married           Non-U.S. (country                             )  Married          Non-U.S. (country
==================                     --------------------------                                        --------------------------
                        Resident Alien      Non-Resident Alien                            Resident   Alien    Non-Resident    Alien
                       (W-8)                                                             (W-8)
==================

-------------------------------------------------------------------
                                                                   -----------------------------------------------------------------
 Physical Address (P.O. Box, mail drop locations cannot be          Physical Address (P.O. Box, mail drop locations cannot be
 accepted)                                                          accepted)
===================================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Mailing Address (if different from Physical Address)               Mailing Address (if different from Physical Address)
===================================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 City                                 State    Zip                  City                                State    Zip


-------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Daytime Phone                                                      Daytime Phone
===========================================
 (         )                                                        (        )
-------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Employment Status                                                  Employment Status
===================================================================
  Employed     Retired     Unemployed     Student                    Employed     Retired     Unemployed     Student
===================================================================
  Other (explain)                                                    Other (explain)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Name and Address of Employer                                       Name and Address of Employer
===================================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Occupation (if not currently employed, last occupation)            Occupation (if not currently employed, last occupation)
===================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Is any  Owner(s)  a senior  military,  governmental  or  political  figure in a  non-U.S.  country  or  closely
 associated with or an immediate family member of such an official?.............................................     Yes*   No
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Is any Owner(s) or any member of their immediate  family  affiliated or employed by a member company of a stock
 exchange or the NASD?..........................................................................................     Yes*   No

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Is any Owner(s) now or ever been a corporate officer or director or own 10% of any corporate stock?............     Yes*   No

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 *If Yes has been checked on any of the above questions please provide the Name,
 Relationship to Owner, Name of B/D or Company, Address of Company and Position
 on a separate piece of paper.

------------------------------------------------------------------------------------------------------------------------------------

  B.    Your Investment Goals (Suitability)
========
------------------------------------------------------------------------------------------------------------------------------------
 We collect this information to better serve your needs and to help determine whether an investment is right for you. Industry regulations require this information be obtained. If Joint Account, financial and suitability information can be combined.
 (Corporate/Trust Applicants must also complete areas designated*)
------------------------------------------------------------------------------------------------------------------------------------
 If purchasing a Variable Life Product, your primary investment objective must be Death Benefit.
 If purchasing a Variable Annuity, your primary investment objective must be Long-term retirement income.
------------------------------------------------------------------------------------------------------------------------------------
 Investment Objectives*                                     Risk Tolerance*            Investment Experience (years)
  Capital Preservation      Growth      Tax Advantaged       Low          High          0 - 5                  11 or more
  Income                    Income & Growth                  Moderate                   6 - 10


-------------------------------------------------------------------------------------- ---------------------------------------------
                                                                                      -
 Estimated Annual Income*                                   Federal Tax Bracket*       Net Worth* (not including residence)
-----------------------------------------------------------
  $0 - $24,999              $250,000 - $499,999              0%           28%           $0 - $24,999           $250,000 - $499,999
  $25,000 - $49,999         $500,000 - $1 million            10%          33%           $25,000 - $49,999      $500,000 - $1 million
  $50,000 - $99,999         over $1 million                  15%          35%           $50,000 - $99,999      over $1 million
  $100,000 - $249,999                                        25%                        $100,000 - $249,999

------------------------------------------------------------------------------------------------------------------------------------

  C. Source of Funds Key: MF = Mutual Fund, VA = Variable Annuity, VL = Variable
Life
========
------------------------------------------------------------------------------------------------------------------------------------
  Current Income/Salary Reduction/Personal Savings               In Kind Transfer
================================================================
  Liquidation of one Investment:        MF     VA     VL     to purchase another Product:     MF      VA     VL
---------------------------------------
  Other (please specify)
                              ------------------------------------------------------------------------------------------------------

MM 1542-10                                                  Page 2 of 2

  D.    Processing Your Transaction (Broker Dealer Services Transactions Only)
------------------------------------------------------------------------------------------------------------------------------------
 Registration (Check only one)    *Additional paperwork required
  Individual                                 Corporation*            Retirement Plan*                Estate*
  Joint/rights of Survivorship               Partnership*            Investment Club*                Trust*
  Tenants in Common*                         Custodian               Transfer on Death*              Other
                                                                                                              ----------------------

------------------------------------------------------------------------------------------------------------------------------------
 Account Type:              Cash             Margin (additional paperwork required)        Option (additional paperwork required)
                            Cash Management                                                Tax Exempt Cash Management

------------------------------------------------------------------------------------------------------------------------------------
  Hold proceeds of                  Remit proceeds to address of record.
      sales in sweep account           Semi-Monthly  Bi-Monthly  Semi-Annually  Monthly  Quarterly  Annually

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Interest/Dividend Option (choose 1):  Hold in the account  Remit to owner on                         Sweep into MM Fund
                                                                                      --------------                           -----

------------------------------------------------------------------------------------------------------------------------------------

  E.    Customer Acknowledgement
------------------------------------------------------------------------------------------------------------------------------------

o I acknowledge that I have received and reviewed an appropriate and current prospectus for each investment (stock, bonds and certain types of transfers do not require a prospectus). If applicable, the prospectus explained surrender charges applicable to the product, any share classes and possible reduced sales charges for the various mutual funds.
o I understand that I may incur a front-end sales charge, contingent deferred sales charge, or surrender charges if I switch or replace products.
o For investment advisory products, I acknowledge that I received and reviewed the appropriate Form ADV.

o I have been given the opportunity to ask questions regarding my account and investments. Questions have been answered to my satisfaction. I understand investments will fluctuate in value, and the principal may be worth less than the amount originally invested. I further understand that past performance is not a guarantee of future returns.
o I acknowledge receiving a copy of the Customer Agreement that contains a pre-dispute arbitration.
o I acknowledge receiving a Privacy Notice on behalf of Princor and other companies of the Principal Financial Group.
o I understand that my Registered Representative may change broker dealer affiliations at some time in the future. I acknowledge and agree that Princor Financial Services Corporation may transfer my account(s) to such new broker dealer upon request by the Registered Representative without prior notification to me.
o I understand that federal law requires Princor to obtain, verify and record information that identifies each customer opening a new account. Princor may ask for identifying information and to see a driver's license or other documents. Princor may also check databases or take other steps to verify my identity.
o I acknowledge that my Registered Representative explained the reduced front-end sales charges that may be available with breakpoints, letters of intent, rights of accumulation, exchanges and reinstatements. I was also given the opportunity to explain other holdings I have in the fund family and other eligible investments as well as holdings in any related accounts.
o I understand that I should consult with my financial and tax advisor before investing in any 529 plan or contact my state tax division for more information concerning the federal and state tax benefits associated with investing in the Plan. Some states offer favorable tax treatment and other benefits to their residents only if they invest in the state's own Qualified Tuition Program.
o I acknowledge that my Registered Representative disclosed to me that securities are not FDIC insured, may lose value, are not guaranteed by the financial institution and are not required as a condition of receiving credit approval from the financial institution.

F. Tax Number Certification (Broker Dealer Services and Mutual Fund Transactions Only)
--------------------------------------------------------------------------------
 (The Internal Revenue Service (IRS) does not require your consent to any provision of this document other than the certifications required to avoid backup withholding) I certify under penalties of perjury:
1. The number shown on this form is my correct taxpayer identification number (or I have applied and am waiting for a number to be issued), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.   I am a U.S. person (including a U.S. resident alien).
 Certification instructions: You must cross through item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification but you must provide your correct TIN.

G. Signatures - All signees certify that the information provided on this form is true and accurate

------------------------------------------------------------------------------------------------------------------------------------
Sign below exactly as your name appears on this form. For joint registration, all owners must sign.
------------------------------------------------------------------------------------------------------------------------------------
 Customer's Soc. Sec. No. or Fed. Tax I.D. No.                     Customer's Account Number

------------------------------------------------------------------------------------------------------------------------------------
 Customer's Printed Name                     Customer's Signature                        Date (MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------
 Joint Account Owner's Printed Name          Joint Account Owner's Signature             Date (MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------
 Registered Representative's Printed Name    Registered Representative's Signature       RR Detail Code        Percent

------------------------------------------------------------------------------------------------------------------------------------
 Registered Representative's Printed Name    Registered Representative's Signature       RR Detail Code        Percent

------------------------------------------------------------------------------------------------------------------------------------
 Registered Principal's Printed Name         Registered Principal's Signature            Date (MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------

MM 1542-10

Customer Agreement -
This Customer Agreement is between the Account Owner(s) (referred to as I) and Princor Financial Services Corporation (referred to as You).

------------------------------------------------------------------------------------------------------------------------------------

1. Provisions in the event of Failure to Pay or Deliver               10. Joint Accounts
   If I do not, on or before the  settlement  date,  pay in full           This is a joint account,  unless we notify you otherwise
   for any security  purchased  for the account,  or deliver any           and required  documentation  is provided,  the brokerage
   security sold for such account,  you are authorized  (subject           account(s)  shall be held by us  jointly  with  right of
   to  the  provisions  of  any  applicable  statute,   rule  or           survivorship  (payable to either or the survivor of us).
   regulation).                                                            Each  joint  tenant  irrevocably  appoints  the other as
   a) until  payment  or  delivery  is made in full,  to pledge,           attorney-in-fact  to  take  all  action  on  his  or her
   repledge,  hypothecate or rehypothecate,  without notice, any           behalf and to  represent  him or her in all  respects in
   or all securities or commodities or any other  property,  for           connection  with  this  Agreement.  You  shall  be fully
   the sum then due or for a greater or lesser  sum and  without           protected  in acting  but shall not be  required  to act
   retaining in your  possession and control for delivery a like           upon the  instructions  of either joint tenant.  Each of
   amount of similar  securities,  and/or (b) to sell any or all           us shall be liable,  jointly and  individually,  for any
   securities  which you may hold for me (either  individual  or           amounts due to you pursuant to this  Agreement,  whether
   jointly  with  others),  or to  buy  any  or  all  securities           incurred by either or both of us.
   required to make  delivery for the account,  or to cancel any
   or all outstanding orders or commitments for the account.          11. Address
                                                                           Communications  may be sent to me at the current address
2. Cancellation Provisions                                                 which  is on  file  at your  office,  or at  such  other
   You are  authorized,  in  your  discretion,  should  I die or           address  as may  hereafter  be given to you in  writing.
   should  you for any reason  whatever  deem it  necessary  for           All communications so sent, whether by mail,  telegraph,
   your  protection,  without notice,  to cancel any outstanding           messenger  or  otherwise,  shall be  deemed  given to me
   orders  in order to close  out the  accounts,  in whole or in           personally, whether actually received or not.
   part, or to close out any commitment made on my behalf.
                                                                      12. Recording Conversations
3. General Provisions                                                      I  understand  and agree that for our mutual  protection
   Any sale,  purchase or cancellation  authorized hereby may be           you  may  electronically  record  any of  our  telephone
   made  according to your  judgment and at your  discretion  on           conversations.
   the  exchange  or other  market  where such  business is then
   usually transacted,  or at public auction, or at private sale      13. ARBITRATION DISCLOSURES
   without  advertising  the same and without any notice,  prior           *ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
   tender,  demand or call;  and you may  purchase  the whole or           *THE  PARTIES ARE WAIVING  THEIR RIGHT TO SEEK  REMEDIES
   any  part  of  such   securities   free  from  any  right  of           IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL.
   redemption,  and I shall remain liable for any deficiency. It           *PRE-ARBITRATION  DISCOVERY  IS  GENERALLY  MORE LIMITED
   is further understood that any notice,  prior tender,  demand           THAN AND DIFFERENT FROM COURT PROCEEDINGS.
   or call  from you  shall  not be  considered  a waiver of any           *THE  ARBITRATORS'  AWARD  IS NOT  REQUIRED  TO  INCLUDE
   provision of this agreement.                                            FACTUAL  FINDINGS  OR LEGAL  REASONING  AND ANY  PARTY'S
                                                                           RIGHT OR APPEAL OR TO SEEK  MODIFICATION  OF  RULINGS BY
4. Successors                                                              THE ARBITRATORS IS STRICTLY LIMITED.
   This agreement and its  provisions shall be continuous, and             *THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A
    shall inure to the benefit of your present organization, and           MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH
    any successor organization or assigns, and shall be binding            THE SECURITIES INDUSTRY.
    upon me and/or the estate, executors, administrators and assigns.
                                                                       14. AGREEMENT TO ARBITRATE CONTROVERSIES
5. Age                                                                     IT IS AGREED  THAT ANY  CONTROVERSY  BETWEEN  US ARISING
   I, if an individual, represent that I am of full age.                   OUT OF YOUR BUSINESS OR THIS AGREEMENT, SHALL BE
                                                                           SUBMITTED TO ARBITRATION CONDUCTED BEFORE THE NATIONAL
6. Interest in Account                                                     ASSOCIATION   OF   SECURITIES   DEALERS   INC.   AND  IN
   I am the only party with an interest in any of the accounts             ACCORDANCE WITH ITS RULES. ARBITRATION MUST BE COMMENCED
   with you unless such interest is revealed in the title of               BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR
   such account and in any case the interest indicated in such            ARBITRATION OR A WRITTEN NOTICE OF INTENTION TO ARBITRATE.
    title.
                                                                           NO PERSON  SHALL  BRING A PUTATIVE  OR  CERTIFIED  CLASS
7. Orders and Statements                                                   ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY
   Reports of the execution of orders and statements of the                PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON
   account shall be conclusive if not objected to in writing.              WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR
   The former within two days and the latter within ten days,              WHO IS A MEMBER OF A PUTATIVE CLASS ACTION WHO HAS NOT
   after forwarding by you to me by mail or otherwise.                     OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIM
                                                                           ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL;  (I) THE
8. Force Majeure                                                           CLASS CERTIFICATION IS DENIED; (II) THE CLASS ACTION IS
   You shall not be liable for loss or delay caused directly or            DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE
   indirectly by war, natural disasters, government                        CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN
   restrictions, exchange or market rulings or other conditions            AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF
   beyond your control.                                                    ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT
                                                                           STATED HEREIN.
9. Fees and Charges
   I agree to the fees and charges on the fee schedule received by me. You may change the fee schedule from time to time. I agree that securities held within my account may be sold to offset any fee obligation related to my account, including expenses incurred by Princor in selling securities to offset the fee obligation. In the alternative, I may pay these fees by separate check if I prefer. The check must be received by you within 30 days from the date of the debt obligation is created. If my check is not received within 30 days, you will satisfy the fee obligation by selling securities held in my money market account or, if none, the security with least consequences to client. Commissions and ticket charges will be assessed if liquidation occurs.
-----------------------------------------------------------------

Securities are offered through Princor Financial Services Corporation, a member of the Principal Financial Group(R), 711 High Street, Des Moines, Iowa 50392. Princor Financial Services Corporation member SIPC. 800-247-4123

                                  Customer Copy